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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 20, 2000


                          Discover Card Master Trust I
                   ------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                 0-23108                   51-0020270
        --------                 -------                   ----------
       (State of               (Commission               (IRS Employer
     Organization)             File Number)            Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                19720
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.    Other Events

                  Series 2000-1. On January 20, 2000, the registrant made available to investors a prospectus supplement and prospectus, each dated January 20, 2000, with respect to the issuance of $500,000,000 aggregate principal amount of Series 2000-1 Floating Rate Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2000-1 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-1, to be dated as of January 27, 2000, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.

Item 7.    Exhibits

Exhibit No.       Description

Exhibit 99 Prospectus and Prospectus Supplement, each dated January 20, 2000, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Discover Card Master Trust I
                                        (Registrant)


                                     By:      Greenwood Trust Company
                                              (Originator of the Trust)



Date: January 20, 2000               By: /s/ John J. Coane
                                        -----------------------
                                        John J. Coane
                                        Vice President, Chief Accounting Officer
                                            and Treasurer



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                                INDEX TO EXHIBITS

Exhibit             Description                                             Page
-------             -----------                                             ----

99                  Prospectus and Prospectus Supplement, each dated          5
                    January 20, 2000, with respect to the Floating
                    Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-
                    Through Certificates of Discover Card Master Trust I, Series 2000-1.











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